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NEITHER  THIS  DEBENTURE  NOR  THE  SECURITIES  INTO  WHICH  THIS  DEBENTURE  IS
CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE
SECURITIES   COMMISSION  OF  ANY  STATE  IN  RELIANCE  UPON  AN  EXEMPTION  FROM
REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                            9% CONVERTIBLE DEBENTURE


                            FOOTHILLS RESOURCES, INC.


                                DUE MARCH , 2009


Original Issue Date_________                                         US$________

         This Debenture is one of a series of duly authorized and issued convertible debentures of Foothills Resources, Inc., a Nevada corporation (the "Company") designated its 9% Convertible Debentures due March __, 2009 (the "Debenture") issued to __________ (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended, pursuant to a Securities Purchase Agreement, dated March ____, 2006 (the "Securities Purchase Agreement") among the Company and the Holder.

                                   ARTICLE I.


Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder, in lawful money of the United States of America and in immediately available funds the principal sum of ___________________.

(a) Interest shall accrue on the unpaid principal balance of the Debenture at the rate of nine percent (9%) per year (compounded monthly) commencing 120 days from the Original Issue Date until March ___ , 2009 (the "Maturity Date"). Interest shall be calculated on the basis of a 360-day year.

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(b)  Commencing 150 days from the Original Issue Date, the Company shall pay the
Holder equal monthly installments of principal, together with accrued interest as aforesaid. Thereafter, on the first business day of each month through and including the month in which the Maturity Date occurs, the Company shall pay such monthly installments of principal and interest. On the Maturity Date, the entire unpaid principal amount and all accrued and unpaid interest shall be paid to the Holder on the Maturity Date, unless this Debenture is converted in accordance with Section 1.02 herein.

(c) Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder.

Section 1.02      Conversion.
                  -----------

(a) Optional  Conversion.  From and after the earlier of (i) August 24, 2006, or
(ii) seventy (70) days following the date on which the Company and Brasada California, Inc., a Delaware corporation ("Brasada") mutually agree to terminate, or otherwise abandon (each, a "Merger Termination") their negotiations regarding a proposed reverse triangular merger (as more particularly described in the Company's Current Report on Form 8-K filed with the Commission on February 17, 2006, the "Merger"), the Holder shall be entitled, at its option, to convert, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued and unpaid interest thereon, into units ("Units") of the Company's securities, at a price (the "Conversion Price") of $0.70 per Unit. Each Unit shall consist of one share (the "Conversion Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), and three quarters (3/4) of a common stock purchase warrant (the "Warrants"). Each whole Warrant shall entitle the holder to purchase one share of Common Stock (the "Warrant Shares") at an exercise price (the "Exercise Price") of $1.00 per share, and shall be exercisable for a period of five years from issuance. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The number of Units issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture, plus accrued and unpaid interest thereon, to be converted as set forth in the applicable Conversion Notice by (y) the Conversion Price. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Escrow Agent (as defined in the Securities Purchase Agreement) and the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice. Except as otherwise provided herein, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow one business day after providing the Company written notice of the conversion. Any conversion of any portion of the Debenture to Common Stock shall be deemed to be a pre-payment of principal plus accrued and unpaid interest, without any penalty, and shall be credited against any future payments of principal and interest in the order that such payments become due and payable. The Company undertakes to provide the Holder with prompt notification of a Merger Termination.

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(b) Mandatory Conversion.  Simultaneously with the closing of (i) the Merger and
------------------------
(ii) a private placement offering (the "PPO") by the Company of Units, this Debenture will automatically convert as to all unpaid principal, plus accrued interest, if any, into Units at the Conversion Price. The Company shall afford the Holder the opportunity to become a party to all agreements and instruments executed by the investors in the PPO, including, but not limited to, a
registration  rights  agreement  (the  "Registration  Rights  Agreement").   The
Registration Rights Agreement shall, among other things, register the Conversion Shares and the Warrant Shares under the Securities Act.

Section 1.03  Reservation  of Common Stock.  As set forth in Section 4(e) of the
------------------------------------------
Securities Purchase Agreement, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture and the exercise of the Warrants, that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock into which the Debenture is convertible from time to time based upon the Conversion Price, plus (ii) the number of shares of Common Stock for which the Warrants are exercisable from time to time based upon the Exercise Price.

Section 1.04 Absolute  Obligation/Ranking.  Except as expressly provided herein,
-----------------------------------------
no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other
Debentures now or hereinafter issued pursuant to the Securities Purchase Agreement.

Section  1.05 Paying  Agent and  Registrar.  Initially,  the Company will act as
------------------------------------------
paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

Section 1.06  Different  Denominations.  This Debenture is  exchangeable  for an
--------------------------------------
equal  aggregate   principal  amount  of  Debentures  of  different   authorized
denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 1.07 Investment Representations.  This Debenture has been issued subject
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to certain  investment  representations  of the original Holder set forth in the
Securities Purchase Agreement and may be transferred or exchanged only in compliance with the Securities Purchase Agreement and applicable federal and state securities laws and regulations.

Section 1.08 Reliance on Debenture  Register.  Prior to due  presentment  to the
--------------------------------------------
Company for transfer or conversion of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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ARTICLE II.

Section 2.01 Amendments and Waiver of Default.  The Debenture may not be amended
---------------------------------------------
without the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of the Holder.

ARTICLE III.

Section 3.01 Events of Default. Each of the following events shall constitute a default under this Agreement (each an "Event of Default"):
                                                       -----------------

                   (a) failure by the Company to pay principal amount or interest due hereunder within ten (10) days of the date such payment is due;

                   (b) failure by the Company's transfer agent to issue Common Stock to the Holder within five (5) days of the Company's receipt of the attached Conversion Notice from Holder in accordance with the Securities Purchase Agreement;

                   (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture;

                   (d) the Company shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code;
(4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

                    (e) any case, proceeding or other action shall be commenced against the Company for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 3.01(d) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days;

                      (f) any material obligation of the Company for the payment of borrowed money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable before the expressed maturity date of the obligation;

                                       4

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                       (g)    a breach by the Company of any material  contract
that would have a Material Adverse Effect (as defined in the Securities Purchase Agreement);

                       (h) the Common Stock shall not be eligible for quotation on or quoted for trading on the OTC Bulletin Board and shall not again be eligible for and quoted for trading thereon within five (5) trading days; or

                       (i) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under the Securities Purchase Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof.

          If any Event of Default occurs, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder's election, immediately due and payable in cash. Commencing five (5) days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Debentures for which the full amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

                                  ARTICLE IV.

Section 4.01 Re-issuance of Debenture.  When the Holder elects to convert a part
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of the  Debenture,  then the Company  shall  reissue a new Debenture in the same form as this Debenture to reflect the new principal amount and the Holder shall return the Debenture to the Company for cancellation.

                                   ARTICLE V.

Section 5.01      Anti-dilution.  Adjustment  of  Conversion  Price.
                  -------------   ---------------------------------
The  Conversion  Price shall be adjusted from time to time as follows:

(a) Adjustment of Conversion  Price and Number of Shares upon Issuance of Common
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Stock.  If at any time after the  Original  Issue Date,  the  Company  issues or
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sells,  or is deemed to have issued or sold,  any shares of Common  Stock (other than (i) Excluded Securities (as defined herein) and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined herein) or upon issuance, exercise or

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conversion of the Other Securities (as defined herein)) for a consideration  per share less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Conversion Price then in effect shall be reduced to an amount equal to such consideration per share, provided that in no event shall the Conversion Price be reduced below $.001.

(b)      Effect on Conversion  Price of Certain Events.  For purposes of
         ---------------------------------------------
determining the adjusted Conversion Price under Section 5.01(a) above, the following shall be applicable:

(i)  Issuance of Options.  If after the date  hereof,  the Company in any manner
------------------------
grants any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities ("Options"), other than Excluded Securities or Other Securities issued or deemed to have been issued in connection with any Approved Stock Plan, and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Conversion Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5.01(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

(ii) Issuance of Convertible Securities.  If the Company in any manner issues or
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sells any  convertible  securities  after the  Original  Issue Date,  other than
Excluded Securities or Other Securities issued or deemed to have been issued in connection with an Approved Stock Plan, and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Conversion Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 5.01(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5.01(b), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                                       6

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(iii)  Change in  Option  Price or Rate of  Conversion.  If the  purchase  price
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provided for in any Options, the additional consideration,  if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this Section 5.01(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Original Issue Date are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 5.01(b) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

           (c)      Effect on Conversion  Price of Certain Events.  For purposes
         ---------------------------------------------
of determining the adjusted Conversion Price under Sections 5.01(a) and 5.01(b), the following shall be applicable:

                   (i)  Calculation  of  Consideration  Received.  If any Common
                   ----------------------------------------------
Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities (measured by the closing sale price of such securities on the Over-the-Counter Bulletin Board or its principal trading market). If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the principal amount of the Debentures then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth
(10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the principal amount of the Debentures then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

                   (ii)  Integrated  Transactions.  In case any Option is issued
                    ------------------------------
in connection with the issue or sale of other  securities of the Company,
together  comprising  one integrated   transaction  in  which  no  specific
consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.001.

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                   (iii) Treasury Shares.  The number of  shares of Common Stock
                    -----------------------
outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                   (iv)  Record  Date.  If  the  Company  takes a  record of the
                     ------------------
holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (d)  Adjustment of Conversion  Price upon  Subdivision  or Combination
               -----------------------------------------------------------------
of Common Stock. If at any time after the date of issuance of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price or Future Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date of issuance of this Debenture combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price or Future Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5.01(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (e) Distribution of Assets. If the Company shall declare or  make  any
              -----------------------
dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise
(including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a
"Distribution"), at any time after the issuance of this Debenture, then, in each such case the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Conversion Price by a fraction of which (A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date. Notwithstanding the foregoing, the Distribution in the form of a stock dividend (the "Forward Split") to be effected prior to, and in connection with, the Merger shall in no event cause an adjustment to the Conversion Price, nor shall any similar adjustment to the capital structure of the Company effected in connection with the Merger.

          (f)  Certain Events.  If any  event occurs of the type contemplated by
               ---------------
the provisions of this Section 5.01 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the

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Company's  Board  of  Directors  will  make  an  appropriate  adjustment  in the
Conversion Price so as to protect the rights of the holders of the Debenture; provided, except as set forth in Section 5.01(d), that no such adjustment pursuant to this Section 5.01(f) will increase the Conversion Price as otherwise determined pursuant to this Section 5.01.

          (g) Notices.
              --------

                   (i) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to the holder of this Debenture, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                   (ii) The Company will give written notice to the holder of this Debenture at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

          (h) Definitions.
               -----------

                   (i) "Approved  Stock  Plan"  means  any employee benefit plan
                        ---------------------
which has been approved by the Board of Directors of the Company, or any successor thereto, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                   (ii) "Excluded  Securities" means any of the  following:  (a)
                         --------------------
any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and
(c) options to purchase shares of Common Stock, or other stock based awards or grants under an Approved Stock Plan.

                   (iii)  "Other  Securities"   means  (i)  those   options  and
                           -----------------
warrants of the Company  issued  prior  to, and  outstanding  on,  the  Original
Issue Date, (ii) the Units, including the Common Stock and Warrants included in the Units, issued in the PPO, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Original Issue Date, (iii) the shares of Common Stock issued in connection with the Forward Split and (iv) the shares of Common Stock issuable upon exercise of the Warrants or conversion of this Debenture.

                   (i) Nothing  in  this  Section  5.01  shall  be   deemed   to
authorize the issuance of any securities by the Company in violation of Section 5.02.

ARTICLE VI.

Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:               Foothills Resources, Inc.
                                     Candiana Lodge, Wellfield C1, Coads Green
                                     Launceston, Cornwall, England
                                     Attention:        J. Earl Terris
                                     Telephone:        (011)441566782199
                                     Facsimile:        (011)441566782214

With a copy to:                      Gottbetter & Partners, LLP
                                     488 Madison Avenue, 12th Floor
                                     New York, New York 10022
                                     Adam S. Gottbetter, Esq.
                                     Telephone: 212-400-6900
                                     Facsimile: 212-400-6901

If to the Holder:



                                     Telephone:        (
                                     Facsimile:

With a copy to:

                                     e

                                     Telephone:
                                     Facsimile:



Section 6.02 Governing Law. All questions concerning the construction, validity,
             --------------
enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 6.03  Severability.  The  invalidity  of any of the  provisions  of this
              -------------
Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

Section 6.04 Entire  Agreement and  Amendments.  This  Debenture  represents the
             ----------------------------------
entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.


                  [Remainder Of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                              Foothills Resources, Inc.

                                              By:
                                              Name:    J. Earl Terris
                                              Title:   Chief Executive Officer

                                    EXHIBIT A


                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to convert the Debenture)


TO:

         The undersigned hereby irrevocably elects to convert $           of the
                                                               -----------
principal  amount  of the  above  Debenture  into  Shares  of  Common  Stock  of
Foothills Resources, Inc., according to the conditions stated therein, as of the Conversion Date written below.
Conversion Date:
                                           -------------------------------------
Applicable Conversion Price:
                                           -------------------------------------
Signature:
                                           -------------------------------------
Name:
                                           -------------------------------------
Address:
                                           -------------------------------------
Amount to be converted:                   $
                                           -------------------------------------
Amount of Debenture unconverted:          $
                                           -------------------------------------
Conversion Price per Unit:                $
                                           -------------------------------------
Interest on the Principal being
converted shall be paid is

Number of shares of Common Stock and
Warrants to be issued including as
payment of interest, if applicable:
                                           -------------------------------------

Please issue the shares of Common Stock
and Warrants in the following name and
to the following address:
                                           -------------------------------------

Issue to the following account of the
Holder:
                                           -------------------------------------

Authorized Signature:
                                           -------------------------------------
Name:
                                           -------------------------------------
Title:
                                           -------------------------------------
Phone Number:
                                           -------------------------------------
Broker DTC Participant Code:
                                           -------------------------------------
Account Number:
                                           -------------------------------------